Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Insight Enterprises, Inc. Fourth Quarter and Full Year 2025 Earnings Conference Call and Webcast 1

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Disclosures Safe harbor statement This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 related to Insight’s plans and expectations. Statements that are not historical facts, including those related to our expectations about future financial results and the assumptions related thereto, our expectations regarding future expected trends in the IT market and our opportunities for growth, are forward-looking statements. These forward-looking statements are subject to assumptions, risks and uncertainties which could cause actual results or future events to differ materially from such statements. Insight Enterprises, Inc. (the "Company") undertakes no obligation to update publicly or revise any of the forward-looking statements, except as otherwise required by law. More detailed information about forward-looking statements and risk factors is included in today’s press release and discussed in the Company’s most recently filed periodic reports and subsequent filings with the Securities and Exchange Commission. Non-GAAP measures This presentation will reference certain non-GAAP financial information as ‘Adjusted’. A reconciliation of non-GAAP financial measures presented in this document to our actual GAAP results is attached to the back of this presentation and included in the press release issued today, which you may find on the Investor Relations section of our website at investor.insight.com. These non-GAAP measures are used by the Company and its management to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare the Company’s results to those of the Company’s competitors. The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and the Company’s competitors’ results and assist in forecasting performance for future periods. These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. Constant currency In some instances, the Company refers to changes in net sales, gross profit, earnings from operations and Adjusted earnings from operations on a consolidated basis and in EMEA and APAC, as applicable, excluding the effects of fluctuating foreign currency exchange rates. In addition, the Company refers to changes in Adjusted diluted earnings per share on a consolidated basis excluding the effects of fluctuating foreign currency exchange rates. These are also considered to be non-GAAP measures. The Company believes providing this information excluding the effects of fluctuating foreign currency exchange rates provides valuable supplemental information to investors regarding its underlying business and results of operations, consistent with how the Company and its management evaluate the Company’s performance. In computing these changes and percentages, the Company compares the current year amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period. 2

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Table of Contents • AI-First Solutions Integrator Strategy • Solutions at Work • Employer Awards • Partner Recognitions • Fourth Quarter and Full Year 2025 Highlights and Performance • 2026 Outlook • Appendix 3

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Secure, Integrated Solutions We help our clients implement high-quality, scalable solutions from the cloud to the edge — quickly and safely End-to-end Capabilities We architect, build, and optimize modern technology platforms designed to meet our clients' unique needs Technology Expertise With 37 years as an industry leader, our deep understanding of hardware, devices, and software helps future-proof our clients' organizations Deep Partner Network Our global partnerships provide our clients access to influential industry leaders and right-fit IT solutions 4 Our experts solve our clients’ technology challenges by combining the right hardware, software, and services Our strategy is to become the leading AI-FIRST SOLUTIONS INTEGRATOR

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. • A European green IT provider is building sustainable data centers engineered and optimized for AI workloads, along with a SaaS GenAI platform • They needed cross-company program leadership to coordinate multiple workstreams (network & data center, security, software development) and ensure delivery against ambitious AI and sustainability goals • Insight’s NWT team: • Provided end-to-end program leadership for a large-scale initiative spanning network and data center, security, and software development workstreams • Implemented a structured governance framework • Supported the build-out of sustainable, AI- optimized data centers and a SaaS GenAI platform • Accelerated build-out of sustainable, AI-ready data centers to support next-generation workloads • Stronger cross-organizational collaboration and delivery through structured governance and program leadership • Faster design, development, and visualization of AI models via a modern SaaS GenAI platform • Early success and clear value realization led to expanded engagement and pull-through of additional Insight services • A multi-million euro program extension and a repeatable pattern of value from modern platforms and architectures European Green Cloud Provider: Scaling AI-Optimized Data Centers CLIENT STORY Challenge Solution Outcomes 5

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. • Needed to modernize and unify their claims management processes • Manual workflows and fragmented systems slowing onboarding, reducing efficiency and impacting employee productivity/customer experience • Designed & implemented modern, unified claims management platform with streamlined operations and enhanced employee productivity • Strategic alignment with technology, operations, and user experience around one scalable solution • Significant improvement in claims handling efficiency and onboarding time • Sparked new innovation across other business areas, becoming a model for success within Sedgwick • Recognized as one of the organization’s most successful projects and continues to scale with opportunities for impact Sedgwick: Modernizing and Streamlining Platform CLIENT STORY Challenge Solution Outcomes 6

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Employer Awards – 2025 America’s Best Employers for Women – 2025 America's Best Employers for Company Culture – 2025 America's Best Employers for Tech Workers – 2025 America's Best Employers by State Newsweek America's Greatest Workplaces 2025 (4.5 stars) America's Greatest Workplaces for Diversity 2025 (4.5 stars) Phoenix Business Journal No. 7 | 2025 Top Arizona-Based Public Companies No. 8 | 2025 Healthiest Employer's Awards (Large Enterprises) International Great Place to Work No. 5 | 2025 Philippines No. 6 | 2025 Australia for Women No. 14 | 2025 Australia Best in Tech No. 26 | 2025 UK Best in Tech No. 33 | 2025 UK (Super Large Organizations) No. 46 | 2025 UK for Women 2025 Hong Kong Best Workplace Certified | 2025 United States, Austria, France, Italy, Spain, Sweden, UK, Australia, China, Hong Kong, India, New Zealand, Philippines, and Singapore FORBES 2025 World's Best Employers No. 34 in IT 7 CRN Magazine 2025 Tech Elite 250 2025 IoT Innovators No. 20 | 2025 Solution Provider 500 Elite 150 | 2025 Managed Solution Provider 500 Finalist | Best of the Channel - Best AI Solution Provider

Top partner and industry recognitions

Google Cloud
- 2025 Partner of the Year for Google Workspace

Gartner
- 2025 Gartner Emerging Market Quadrant for AI Consulting and Implementation Services
- 2025 Gartner Magic Quadrant for Public Cloud IT Transformation Services

Lenovo
- 2025 Best Social Impact Initiative Award (Finalist)
- 2025 Outstanding Global Partner Excellence Award (Finalist)

Cisco Partner
- 2025 USA West Area Small Business Partner of the Year
- 2025 Small Business and Mid-Market Partner of the Year for the Americas
- 2025 Canada Small Business Partner of the Year

Forrester
- 2025 Forrester AI Technical Services Landscape, Q2 2025

hp
- 2025 UK Education Customer Acquisition Partner of the Year

Hewlett Packard Enterprise
- 2025 Financial Services Partner of the Year

Apple
- 2025 Premium Business Partner

logitech
- 2025 North America Partner of the Year

intel
- 2025 US Data Center Growth Partner of the Year

Databricks | Attained top-tier status as an Elite consulting partner in 2025

Google | Achieved five Google Public Sector Partner Expertise Specializations in AI and ML, data analytics, maps and geospatial, security and work transformation in 2025

Google | Awarded six 2026 Google Public Sector (GPS) Partner Expertise Badges for the following: Infrastructure Modernization, Customer Engagement, AI & ML, Data Analytics, Security, and Work Transformation

Red Hat | 2025 Named an elite Red Hat Specialized Partner for automation expertise

IDC MarketScape | IDC MarketScape's Worldwide Device-as-a-Service 2025 Vendor Assessment "Major Player"

ISACA | Appraises Insight Public Sector at Level 3 of its Capability Maturity Model Integration in 2025

Ericsson | 2025 Americas Growth Partner of the Year

ThreatDown | 2025 Solution Partner of the Year

Barracuda Netwroks | 2025 National Partner of the Year

Sodexo | 2025 UK Highly Commended Innovative Partner of the Year

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Q4/Full Year 2025 Performance (Changes against prior year period) Q4 2025 $138M +11% YoY CLOUD GROSS PROFIT Q4 2025 $90M +16% YoY INSIGHT CORE SERVICES GROSS PROFIT FY 2025 $495M +2% YoY FY 2025 $320M +2% YoY 9

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Q4/Full Year 2025 Performance (continued) (Changes against prior year period) * See Appendix for reconciliation of non-GAAP measures ** For the twelve months ended December 31, 2025 Q4 2025 $2.0B -1% YoY NET SALES MARGINS Q4 2025 $478M +9% YoY GROSS PROFIT 59% services as a % of total gross profit and 28% cloud as a % of total gross profit** FY 2025 $8.2B -5% YoY FY 2025 $1.8B Flat YoY Q4 2025 FY 2025 GROSS MARGIN 21.4% +110 bps EFO MARGIN 4.1% -40 bps ADJUSTED EFO* MARGIN 6.1% +30 bps EARNINGS FROM OPERATIONS Q4 2025 $95M +47% YoY FY 2025 $335M -14% YoY ADJUSTED EARNINGS FROM OPERATIONS* Q4 2025 $146M +13% YoY GROSS MARGIN 23.4% +220 bps EFO MARGIN 4.6% +150 bps ADJUSTED EFO* MARGIN 7.1% +90 bps FY 2025 $504M Flat YoY 10

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Q4/Full Year 2025 Performance (continued) (Changes against prior year period) * See Appendix for reconciliation of non-GAAP measures Q4 2025 $52M +40% YoY EARNINGS HEADCOUNT Skilled, certified consulting, and service delivery professionals NET EARNINGS DILUTED EARNINGS PER SHARE FY 2025 $157M -37% YoY Q4 2025 $1.67 +69% YoY FY 2025 $4.86 -26% YoY Q4 2025 $156M +11% YoY FY 2025 $543M Flat YoY ADJUSTED EBITDA* NET CASH FROM OPERATIONS $154M Q4 $304M FY25 Q4 2025 $2.96 +11% YoY FY 2025 $9.87 +2% YoY ADJUSTED DILUTED EARNINGS PER SHARE* OPERATING CASH FLOWS SERVICE DELIVERY SCALE 6,600+ 11

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Assumptions: As of February 5, 2026 Gross profit growth in the low single digits Gross margin approximately 21% Adjusted diluted EPS*, including stock-based compensation $10.10 - $10.60 Adjusted diluted EPS*, excluding stock-based compensation $11.0 - $11.50 Interest and other expenses approximately $85 million Effective tax rate 25.5% - 26.5% Capital expenditures $20 - $30 million Average share count approximately 31 million Other Exclusions and Assumptions: • Average share count for the full year of approximately 31 million shares • Excludes acquisition-related intangibles amortization expense of approximately $83.4 million (posted on website) • Assumes no acquisition or integration-related, transformation or severance and restructuring expenses, net • Assumes no significant change in our debt instruments or the macroeconomic environment, whether due to tariffs or otherwise * Adjusted diluted earnings per share excludes severance and restructuring expense, net and other unique items as well as amortization expense related to acquired intangibles. Due to the inherent difficulty of forecasting some of these types of expenses, which impact net earnings, diluted earnings per share and selling and administrative expenses, the Company is unable to reasonably estimate the impact of such expenses, if any, to net earnings, diluted earnings per share and selling and administrative expenses. Accordingly, the Company is unable to provide a reconciliation of GAAP to non-GAAP diluted earnings per share for the full year 2026 forecast Full Year 2026 Outlook 12

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Appendix 13

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. $2.0B NET SALES -1% YoY $478M GROSS PROFIT +9% YoY $8.2B* -5% YoY * For the twelve months ended December 31, 2025 $1.8B* Flat YoY $2.1B $2.1B $2.1B $2.0B $2.0B Q4-24 Q1-25 Q2-25 Q3-25 Q4-25 $9.4B $10.4B $9.2B $8.7B $8.2B 2021 2022 2023 2024 2025 $440M $406M $442M $434M $478M Q4-24 Q1-25 Q2-25 Q3-25 Q4-25 $1.4B $1.6B $1.7B $1.8B $1.8B 2021 2022 2023 2024 2025 21.2% 19.3% 21.1% 21.7% 23.4% 15.3% 15.7% 18.2% 20.3% 21.4% Gross Margin Trailing twelve months Trailing twelve months 14

SERVICES NET SALES

Trailing twelve months

$468M +11% YoY


$421M
$396M
$426M
$426M
$468M
Q4-24
Q1-25
Q2-25
Q3-25
Q4-25

$1.7B* +2% YoY


$1,316M
$1,483M
$1,544M
$1,686M
$1,716M
2021
2022
2023
2024
2025

SERVICES GROSS PROFIT

Trailing twelve months

$297M +17% YoY


Gross Margin
60%
58%
60%
61%
63%
$254M
$231M
$258M
$262M
$297M
Q4-24
Q1-25
Q2-25
Q3-25
Q4-25

$1.0B* +4% YoY


54%
54%
58%
60%
61%
$708M
$800M
$897M
$1,010M
$1,047M
2021
2022
2023
2024
2025

Insight

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* For the twelve months ended December 31, 2025

15

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. $90M INSIGHT CORE SERVICES GROSS PROFIT $138M CLOUD GROSS PROFIT +11% YoY $320M* +2% YoY * For the twelve months ended December 31, 2025 Note 1: Insight Core services is defined as services Insight delivers and manages $495M* +2% YoY $78M $73M $78M $79M $90M Q4-24 Q1-25 Q2-25 Q3-25 Q4-25 $221M $253M $273M $315M $320M 2021 2022 2023 2024 2025 $125M $103M $123M $130M $138M Q4-24 Q1-25 Q2-25 Q3-25 Q4-25 $254M $316M $400M $484M $495M 2021 2022 2023 2024 2025 32% 31% 32% 32% 35% Gross Margin 27% 27% 30% 32% 32% Trailing twelve months Trailing twelve months +16% YoY 16

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. EARNINGS FROM OPERATIONS +47% YoY ADJUSTED EARNINGS FROM OPERATIONS** $335M* $129M $102M $129M $126M $146M Q4-24 Q1-25 Q2-25 Q3-25 Q4-25 $362M $467M $492M $502M $504M 2021 2022 2023 2024 2025 * For the twelve months ended December 31, 2025 ** See Appendix for reconciliation of non-GAAP measures $146M +13% YoY $504M* Flat YoY $95M $65M $60M $87M $93M $95M Q4-24 Q1-25 Q2-25 Q3-25 Q4-25 -14% YoY $332M $414M $420M $389M $335M 2021 2022 2023 2024 2025 Trailing twelve months Trailing twelve months 17

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. DILUTED EARNINGS PER SHARE +69% YoY ADJUSTED DILUTED EARNINGS PER SHARE** $4.86* $2.66 $2.06 $2.45 $2.43 $2.96 Q4-24 Q1-25 Q2-25 Q3-25 Q4-25 $7.10 $9.11 $9.69 $9.68 $9.87 2021 2022 2023 2024 2025 * For the twelve months ended December 31, 2025 ** See Appendix for reconciliation of non-GAAP measures $2.96 +11% YoY $9.87* +2% YoY $1.67 $0.99 $0.22 $1.46 $1.62 $1.67 Q4-24 Q1-25 Q2-25 Q3-25 Q4-25 -26% YoY $5.95 $7.66 $7.55 $6.55 $4.86 2021 2022 2023 2024 2025 Trailing twelve months Trailing twelve months 18

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Twelve Months Ended December 31, US Dollars in $000s, except for per share data 2025 2024 Change Consolidated IEI Net sales $8,247,180 $8,701,698 (5) % Net sales, constant currency* (6) % Product net sales $6,531,008 $7,015,640 (7) % Services net sales $1,716,172 $1,686,058 2 % Gross profit $1,761,427 $1,766,016 * Gross margin 21.4% 20.3% 110 bps Gross profit, constant currency* (1) % Product gross profit $714,685 $755,825 (5) % Services gross profit $1,046,742 $1,010,191 4 % GAAP earnings from operations $334,923 $388,584 (14) % Adjusted earnings from operations** $503,988 $502,372 — % GAAP diluted earnings per share $4.86 $6.55 (26) % Adjusted diluted earnings per share** $9.87 $9.68 2% * Reference “Constant currency” section on slide 2 of this presentation ** See Appendix for reconciliation of non-GAAP measures FY 2025 | Financial Performance 19

Consolidated IEI Financial Metrics

Three Months Ended	Q4-24	Q1-25	Q2-25	Q3-25	Q4-25
Net Sales YoY	(7)%	(12)%	(3)%	(4)%	(1)%
Gross Margin	21.2%	19.3%	21.1%	21.7%	23.4%
GAAP EFO	$64.7M	$60.1M	$86.5M	$93.1M	$95.2M
GAAP EFO YoY	(51)%	(40)%	(34)%	—%	47%
GAAP EFO Margin	3.1%	2.9%	4.1%	4.6%	4.6%
Adjusted EFO*	$129.4M	$102.4M	$129.0M	$126.4M	$146.2M
Adjusted EFO* YoY	(13)%	(16)%	(2)%	5%	13%
Adjusted EFO* Margin	6.2%	4.9%	6.2%	6.3%	7.1%
GAAP Diluted EPS	$0.99	$0.22	$1.46	$1.62	$1.67
GAAP Diluted EPS YoY	(59)%	(87)%	(36)%	7%	69%
Adjusted Diluted EPS*	$2.66	$2.06	$2.45	$2.43	$2.96
Adjusted Diluted EPS* YoY	(11)%	(13)%	—%	11%	11%

* See Appendix for reconciliation of non-GAAP measures

Twelve Months Ended	2021	2022	2023	2024	2025
Net Sales YoY	13%	11%	(12)%	(5)%	(5)%
Gross Margin	15.3%	15.7%	18.2%	20.3%	21.4%
GAAP EFO	$332.1M	$413.7M	$419.8M	$388.6M	$334.9M
GAAP EFO YoY	22%	25%	1%	(7)%	(14)%
GAAP EFO Margin	3.5%	4.0%	4.6%	4.5%	4.1%
Adjusted EFO*	$362.5M	$466.6M	$492.1M	$502.4M	$504.0M
Adjusted EFO* YoY	12%	29%	5%	2%	—%
Adjusted EFO* Margin	3.8%	4.5%	5.4%	5.8%	6.1%
GAAP Diluted EPS	$5.95	$7.66	$7.55	$6.55	$4.86
GAAP Diluted EPS YoY	22%	29%	(1)%	(13)%	(26)%
Adjusted Diluted EPS*	$7.10	$9.11	$9.69	$9.68	$9.87
Adjusted Diluted EPS* YoY	15%	28%	6%	—%	2%

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Services Financial Metrics

Three Months Ended	Q4-24	Q1-25	Q2-25	Q3-25	Q4-25
Services Revenue	$421M	$396M	$426M	$426M	$468M
Services Revenue YoY	3%	(5%)	(2%)	3%	11%
Services Gross Profit	$254M	$231M	$258M	$262M	$297M
Insight Core Services Gross Profit	$78M	$73M	$78M	$79M	$90M
Agent Services* Gross Profit	$176M	$158M	$179M	$183M	$206M
Services Gross Profit YoY	3%	(7%)	(2%)	7%	17%
Insight Core Services Gross Profit YoY	12%	(4%)	(3%)	(3%)	16%
Agent Services* Gross Profit YoY	(1%)	(9%)	(2%)	12%	17%
Services Gross Margin	60%	58%	60%	61%	63%
Insight Core Services Gross Margin	32%	31%	32%	32%	35%
Agent Services* Gross Margin	100%	100%	100%	100%	100%

Twelve Months Ended	2021	2022	2023	2024	2025
Services Revenue	$1,316M	$1,483M	$1,544M	$1,686M	$1,716M
Services Revenue YoY	13%	13%	4%	9%	2%
Services Gross Profit	$708M	$800M	$897M	$1,010M	$1,047M
Insight Core Services Gross Profit	$221M	$253M	$273M	$315M	$320M
Agent Services* Gross Profit	$487M	$547M	$624M	$695M	$726M
Services Gross Profit YoY	13%	13%	12%	13%	4%
Insight Core Services Gross Profit YoY	13%	14%	8%	15%	2%
Agent Services* Gross Profit YoY	14%	12%	14%	11%	4%
Services Gross Margin	54%	54%	58%	60%	61%
Insight Core Services Gross Margin	27%	27%	30%	32%	32%
Agent Services* Gross Margin	100%	100%	100%	100%	100%

* Represents agent services other than those included in Insight Core services

Note 1: Insight Core services is defined as services Insight delivers and manages
Note 2: Numbers may not foot due to immaterial rounding

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. * See Appendix for reconciliation of non-GAAP measures ** In constant currency for EMEA and APAC. Reference “Constant currency” section on slide 2 of this presentation Twelve Months Ended December 31, 2025 North America EMEA APAC $6.7B $1.4B $237.5M (6%) (8%) 4% $1.4B $323.3M $71.8M (3%) 6% 3% 20.5% 23.9% 30.2% 60 bps 320 bps (20) bps $282.3M $31.0M $21.7M (12%) (35%) (5%) $418.6M $61.6M $23.8M (1%) 7% (1%) Three Months Ended December 31, 2025 North America EMEA APAC Net Sales $1.6B $343.9M $60.1M Net Sales YoY** (3%) 1% 15% Gross Profit $362.9M $94.7M $20.8M Gross Profit YoY** 4% 23% 22% Gross Margin 22.1% 27.5% 34.7% Gross Margin YoY 150 bps 480 bps 200 bps GAAP EFO $79.1M $10.3M $5.8M GAAP EFO YoY** 51% 32% 18% Adjusted EFO* $118.8M $20.7M $6.7M Adjusted EFO* YoY** 9% 33% 20% GEO Financial Metrics 22

2027 KPIs for Success

KPIs	TTM Q4 2025**	TTM Q4 2025****	2027	
Cloud GP Growth	2%	16%	16% - 20%	5-year CAGR***
Core services GP Growth	2%	8%	16% - 20%	5-year CAGR***
Adjusted EBITDA Margin*	6.6%		6.5% - 7.0%	
Adjusted DEPS* Growth	2%	3%	19% - 22%	5-year CAGR***
Adjusted ROIC*	15.2%		>25%	
Adjusted free cash flow as % of Adjusted net earnings*	89%		>90%	

* Adjusted non-GAAP basis excludes (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, (viii) gains and losses from the revaluation of warrant settlement liabilities, (ix) impairment losses on long lived real estate assets now held for sale, and (x) the tax effects of each of these items, as applicable. Due to the inherent difficulty of forecasting these adjustments, which impact net earnings, net earnings margin, diluted earnings per share, earnings from operations and net cash provided by operating activities as a percentage of net earnings, the Company is unable to reasonably estimate the impact of these adjustments, if any, to such GAAP measures. Accordingly, the Company is unable to provide a reconciliation for the 2027 forecast of GAAP to non-GAAP net earnings, diluted earnings per share, adjusted free cash flow as a percentage of adjusted net earnings, ROIC and EBITDA margin. See Appendix and elsewhere in this presentation for reconciliation of historical non-GAAP measures

** Growth baseline period is TTM Q4 2024

*** CAGR baseline year is 2022

**** 3 Year CAGR baseline year is 2022

Note 1: Insight Core services is defined as services Insight delivers and manages

Note 2: Adjusted free cash flow is defined as cash flow from operations minus capital expenditures

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Adjusted EBITDA and Debt Covenants

US Dollars in $000s	Twelve Months Ended December 31, 2025		Twelve Months Ended December 31, 2024
Adjusted Consolidated EBITDA:			
Net earnings	$ 157,347		$ 249,691
Interest expense	93,125		68,272
Taxes	68,472		83,222
Depreciation and amortization of property and equipment	29,552		28,556
Amortization of intangible assets	76,768		69,581
Change in fair value of earnout liabilities	25,303		(7,849)
Net loss on revaluation of warrant settlement liabilities	25,069		—
Transformation costs	13,083		18,355
Impairment loss on a long-lived real estate asset	12,588		—
Severance and restructuring expenses, net	37,131		31,605
Acquisition and integration related expenses	3,567		2,676
Other*	625		(580)
Adjusted consolidated EBITDA	$ 542,630		$ 543,529
Net earnings as a % of net sales	1.9%		2.9%
Adjusted consolidated EBITDA margin	6.6%		6.2%
Add: Non-cash stock-based compensation	33,738		33,971
Adjusted consolidated EBITDAS	576,368		577,500
Less: Capital expenditures	(24,520)		(46,782)
Adjusted consolidated EBITDAS for FCCR Ratio	$ 551,848		$ 530,718
Taxes and interest**	$ 151,797		$ 141,400
Fixed Charge Coverage Ratio	3.6		3.8

* "Other" includes (i) certain executive recruitment and hiring related expenses and (ii) certain third-party data center service outage related expenses and recoveries

** Tax expense plus interest expense less non-cash imputed interest under the Company's inventory financing facilities

Fixed Charge Coverage



$551,848
$550,000
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$—
3.64x
$151,797
EBITDA-Dividends-CAPEX
Fixed Charges

Total Leverage Ratio



$1,500,000
$1,200,000
$900,000
$600,000
$300,000
$—
$1,361,335
2.36x
$576,368
Consolidated Funded Indebtedness
Adjusted Consolidated EBITDAS

Insight.

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24

Reconciliation of GAAP to Non-GAAP Financial Measures*

US Dollars in $000s	Three Months Ended December 31, 2025	2024	2023	Twelve Months Ended December 31, 2025	2024
Adjusted Consolidated Earnings from Operations:					
GAAP consolidated EFO	$ 95,221	$ 64,674	$ 131,861	$ 334,923	$ 388,584
Amortization of intangible assets	20,874	18,597	10,988	76,768	69,581
Change in fair value of earnout liabilities	6,139	22,800	—	25,303	(7,849)
Transformation costs	1,879	5,388	2,622	13,083	18,355
Impairment loss on a long-lived real estate asset	—	—	—	12,588	—
Severance and restructuring expenses, net	21,310	15,967	3,136	37,131	31,605
Acquisition and integration related expenses	485	510	2,947	3,567	2,676
Other**	317	1,477	(2,882)	625	(580)
Adjusted non-GAAP consolidated EFO	$ 146,225	$ 129,413	$ 148,672	$ 503,988	$ 502,372
GAAP EFO as a percentage of net sales	4.6%	3.1%	5.9%	4.1%	4.5%
Adjusted non-GAAP EFO as a percentage of net sales	7.1%	6.2%	6.6%	6.1%	5.8%

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, (viii) gains and losses from the revaluation of warrant settlement liabilities, (ix) impairment losses on long lived real estate assets now held for sale, and (x) the tax effects of each of these items, as applicable

** Includes certain executive recruitment and hiring related expenses and certain third-party data center service outage related expenses and recoveries, net. Net recoveries related to third-party data center service outages were $0.2 million and $2.1 million in 2025 and 2024, respectively, and $3.0 million for the three months ended December 31, 2023. Certain executive recruitment and hiring related expenses were $0.8 million and $1.5 million in 2025 and 2024, respectively, and $0.2 million for the three months ended December 31, 2023.

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25

Reconciliation of GAAP to Non-GAAP Financial Measures* *(continued)*

US Dollars in $000s, except per share data	Three Months Ended December 31, 2025	Three Months Ended December 31, 2024	Three Months Ended December 31, 2023	Twelve Months Ended December 31, 2025	Twelve Months Ended December 31, 2024
Adjusted Consolidated Net Earnings:					
GAAP consolidated net earnings	$ 51,954	$ 37,012	$ 90,608	$ 157,347	$ 249,691
Amortization of intangible assets	20,874	18,597	10,988	76,768	69,581
Change in fair value of earnout liabilities	6,139	22,800	—	25,303	(7,849)
Net loss on revaluation of warrant settlement liabilities	—	—	—	25,069	—
Transformation costs	1,879	5,388	2,622	13,083	18,355
Impairment loss on a long-lived real estate asset	—	—	—	12,588	—
Severance and restructuring expenses	21,310	15,967	3,136	37,131	31,605
Acquisition and integration expenses	485	510	2,947	3,567	2,676
Other**	317	1,477	(2,882)	625	(580)
Income taxes on non-GAAP adjustments	(11,018)	(10,620)	(4,287)	(36,377)	(25,298)
Adjusted non-GAAP consolidated net earnings	$ 91,940	$ 91,131	$ 103,132	$ 315,104	$ 338,181

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, (viii) gains and losses from the revaluation of warrant settlement liabilities, (ix) impairment losses on long lived real estate assets now held for sale, and (x) the tax effects of each of these items, as applicable

** Includes certain executive recruitment and hiring related expenses and certain third-party data center service outage related expenses and recoveries, net. Net recoveries related to third-party data center service outages were $0.2 million and $2.1 million in 2025 and 2024, respectively, and $3.0 million for the three months ended December 31, 2023. Certain executive recruitment and hiring related expenses were $0.8 million and $1.5 million in 2025 and 2024, respectively, and $0.2 million for the three months ended December 31, 2023.

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26

Reconciliation of GAAP to Non-GAAP Financial Measures* *(continued)*

US Dollars in $000s, except per share data	Three Months Ended December 31, 2025	Three Months Ended December 31, 2024	Three Months Ended December 31, 2023	Twelve Months Ended December 31, 2025	Twelve Months Ended December 31, 2024
Adjusted Diluted Earnings Per Share:					
GAAP diluted EPS	$ 1.67	$ 0.99	$ 2.42	$ 4.86	$ 6.55
Amortization of intangible assets	0.67	0.50	0.29	2.37	1.82
Change in fair value of earnout liabilities	0.20	0.61	—	0.78	(0.21)
Net loss on revaluation of warrant settlement liabilities	—	—	—	0.78	—
Transformation costs	0.06	0.14	0.07	0.40	0.48
Impairment loss on a long-lived real estate asset	—	—	—	0.39	—
Severance and restructuring expenses	0.68	0.43	0.08	1.15	0.83
Acquisition and integration expenses	0.02	0.01	0.08	0.11	0.07
Other**	0.01	0.05	(0.07)	0.02	(0.01)
Income taxes on non-GAAP adjustments	(0.35)	(0.29)	(0.11)	(1.12)	(0.66)
Impact of benefit from note hedge	—	0.22	0.22	0.13	0.81
Adjusted non-GAAP diluted EPS	$ 2.96	$ 2.66	$ 2.98	$ 9.87	$ 9.68
Shares used in diluted EPS calculation	31,046	37,212	37,513	32,347	38,136
Impact of benefit from note hedge	—	(3,011)	(2,874)	(433)	(3,205)
Shares used in Adjusted non-GAAP diluted EPS calculation	31,046	34,201	34,639	31,914	34,931

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, (viii) gains and losses from the revaluation of warrant settlement liabilities, (ix) impairment losses on long lived real estate assets now held for sale, and (x) the tax effects of each of these items, as applicable

** Includes certain executive recruitment and hiring related expenses and certain third-party data center service outage related expenses and recoveries, net. Net recoveries related to third-party data center service outages were $0.2 million and $2.1 million in 2025 and 2024, respectively, and $3.0 million for the three months ended December 31, 2023. Certain executive recruitment and hiring related expenses were $0.8 million and $1.5 million in 2025 and 2024, respectively, and $0.2 million for the three months ended December 31, 2023.

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Twelve Months Ended December 31, US Dollars in $000s 2025 2024 Adjusted Diluted Earnings Per Share: Adjusted net income $ 315,104 $ 338,181 Stock-based compensation expense 33,738 33,971 Income taxes on stock-based compensation expense (5,779) (9,197) Adjusted net income, excluding stock-based compensation $ 343,063 $ 362,955 Share count 31,914 34,931 Adjusted DEPS, excluding stock-based compensation $ 10.75 $ 10.39 Adjusted Diluted Earnings per Share, Excluding Stock-Based Compensation* 28 * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, (viii) gains and losses from the revaluation of warrant settlement liabilities, (ix) impairment losses on long lived real estate assets now held for sale, and (x) the tax effects of each of these items, as applicable

Adjusted Diluted Earnings per Share, Excluding Stock-Based Compensation* *(continued)*

US Dollars in $000s	Three Months Ended March 31, 2025	Three Months Ended March 31, 2024	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024	Three Months Ended December 31, 2025	Three Months Ended December 31, 2024
Adjusted Diluted Earnings Per Share:								
Adjusted net income	$ 67,825	$ 83,352	$ 78,583	$ 86,729	$ 76,756	$ 76,969	$ 91,940	$ 91,131
Stock-based compensation expense	8,847	8,043	9,062	8,857	8,856	9,316	6,973	7,755
Income taxes on stock-based compensation expense	(1,548)	(3,827)	(1,601)	(2,166)	(1,551)	(1,861)	(1,079)	(1,343)
Adjusted net income, excluding stock-based compensation	$ 75,124	$ 87,568	$ 86,044	$ 93,420	$ 84,061	$ 84,424	$ 97,834	$ 97,543
Share count	32,952	35,207	32,121	35,245	31,536	35,073	31,046	34,201
Adjusted DEPS, excluding stock-based compensation	$ 2.28	$ 2.49	$ 2.68	$ 2.65	$ 2.67	$ 2.41	$ 3.15	$ 2.85

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, (viii) gains and losses from the revaluation of warrant settlement liabilities, (ix) impairment losses on long lived real estate assets now held for sale, and (x) the tax effects of each of these items, as applicable

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29

Reconciliation of GAAP to Non-GAAP Financial Measures* *(continued)*

US Dollars in $000s	Three Months Ended December 31, 2025	Three Months Ended December 31, 2024	Twelve Months Ended December 31, 2025	Twelve Months Ended December 31, 2024
Adjusted North America Earnings from Operations:				
GAAP EFO from North America segment	$ 79,129	$ 52,396	$ 282,272	$ 319,068
Amortization of intangible assets	18,697	16,820	69,124	62,377
Change in fair value of earnout liabilities	4,200	22,800	19,901	(1,419)
Transformation costs	446	5,388	7,142	18,355
Impairment loss on a long-lived real estate asset	—	—	12,588	—
Severance and restructuring expenses	15,804	10,259	24,538	23,042
Acquisition and integration expenses	250	214	2,394	1,700
Other	317	1,337	625	(1,146)
Adjusted non-GAAP EFO from North America segment	$ 118,843	$ 109,214	$ 418,584	$ 421,977
Adjusted EMEA Earnings from Operations:				
GAAP EFO from EMEA segment	$ 10,316	$ 7,356	$ 30,970	$ 46,218
Amortization of intangible assets	1,788	1,777	7,255	6,912
Change in fair value of earnout liabilities	1,939	—	5,402	(6,430)
Transformation costs	1,433	—	5,941	—
Impairment loss on a long-lived real estate asset	—	—	—	—
Severance and restructuring expenses	5,244	5,336	12,046	7,975
Acquisition and integration expenses	—	17	—	695
Other	—	140	—	566
Adjusted non-GAAP EFO from EMEA segment	$ 20,720	$ 14,626	$ 61,614	$ 55,936

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, (viii) gains and losses from the revaluation of warrant settlement liabilities, (ix) impairment losses on long lived real estate assets now held for sale, and (x) the tax effects of each of these items, as applicable

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Three Months Ended December 31, Twelve Months Ended December 31, US Dollars in $000s 2025 2024 2025 2024 Adjusted APAC Earnings from Operations: GAAP EFO from APAC segment $ 5,776 $ 4,922 $ 21,681 $ 23,298 Amortization of intangible assets 389 — 389 292 Severance and restructuring expenses 262 372 547 588 Acquisition and integration expenses 235 279 1,173 281 Adjusted non-GAAP EFO from APAC segment $ 6,662 $ 5,573 $ 23,790 $ 24,459 * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, (viii) gains and losses from the revaluation of warrant settlement liabilities, (ix) impairment losses on long lived real estate assets now held for sale, and (x) the tax effects of each of these items, as applicable Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) 31

Reconciliation of GAAP to Non-GAAP Financial Measures* *(continued)*

US Dollars in $000s	Three Months Ended December 31, 2025	Three Months Ended December 31, 2024	Twelve Months Ended December 31, 2025	Twelve Months Ended December 31, 2024
Adjusted Consolidated EBITDA:				
GAAP consolidated net earnings	$ 51,954	$ 37,012	$ 157,347	$ 249,691
Interest expense	25,706	16,960	93,125	68,272
Income tax expense	20,031	15,239	68,472	83,222
Depreciation and amortization of property and equipment	7,475	7,183	29,552	28,556
Amortization of intangible assets	20,874	18,597	76,768	69,581
Gain on revaluation of earnout liabilities	6,139	22,800	25,303	(7,849)
Net loss on revaluation of warrant settlement liability	—	—	25,069	—
Transformation costs	1,879	5,388	13,083	18,355
Impairment loss on a long lived real estate asset held for sale	—	—	12,588	—
Severance and restructuring expenses, net	21,310	15,967	37,131	31,605
Acquisition and integration related expenses	485	510	3,567	2,676
Other**	317	1,477	625	(580)
Adjusted non-GAAP EBITDA	$ 156,170	$ 141,133	$ 542,630	$ 543,529
Net earnings as a % of net sales	2.5%	1.8%	1.9%	2.9%
Adjusted non-GAAP EBITDA margin	7.6%	6.8%	6.6%	6.2%

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, (viii) gains and losses from the revaluation of warrant settlement liabilities, (ix) impairment losses on long lived real estate assets now held for sale, and (x) the tax effects of each of these items, as applicable

** Includes certain executive recruitment and hiring related expenses and certain third-party data center service outage related expenses and recoveries, net. Net recoveries related to third-party data center service outages were $0.2 million and $2.1 million in 2025 and 2024, respectively. Certain executive recruitment and hiring related expenses were $0.8 million and $1.5 million in 2025 and 2024, respectively.

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32

Reconciliation of GAAP to Non-GAAP Financial Measures *(continued)*

US Dollars in $000s	Twelve Months Ended December 31, 2025	Twelve Months Ended December 31, 2024
Adjusted Return on Invested Capital:		
GAAP consolidated EFO	$ 334,923	$ 388,584
Amortization of intangible assets	76,768	69,581
Change in fair value of earnout liabilities	25,303	(7,849)
Transformation costs	13,083	18,355
Impairment loss on a long-lived real estate asset	12,588	—
Severance and restructuring expenses	37,131	31,605
Acquisition and integration expenses	3,567	2,676
Other[5]	625	(580)
Adjusted non-GAAP consolidated EFO	$ 503,988	$ 502,372
Income tax expense[1]	131,037	130,617
Adjusted non-GAAP consolidated EFO, net of tax	$ 372,951	$ 371,755
Average stockholders' equity[2]	$ 1,639,329	$ 1,775,136
Average debt[2]	1,180,854	953,619
Average cash[2]	(359,051)	(296,166)
Invested Capital	$ 2,461,132	$ 2,432,589
Adjusted non-GAAP ROIC (from GAAP consolidated EFO)[3]	10.1%	11.8%
Adjusted non-GAAP ROIC (from non-GAAP consolidated EFO)[4]	15.2%	15.3%

[1] Assumed tax rate of 26.0%
[2] Average of previous five quarters
[3] Computed as GAAP consolidated EFO, net of tax of $87,080 and $101,032 for the twelve months ended September 30, 2025 and 2024, respectively, divided by invested capital
[4] Computed as Adjusted non-GAAP consolidated EFO, net of tax, divided by invested capital
[5] Other includes certain executive recruitment and hiring related expenses and certain third-party data center service outage related expenses and recoveries, net. Net recoveries related to third-party data center service outages were $0.2 million and $2.1 million in 2025 and 2024, respectively. Certain executive recruitment and hiring related expenses were $0.8 million and $1.5 million in 2025 and 2024, respectively.

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Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Three Months Ended December 31, Twelve Months Ended December 31, US Dollars in $000s 2025 2024 2025 2024 Adjusted Consolidated Selling and Administrative Expenses: GAAP selling and administrative expenses $ 361,412 $ 358,487 $ 1,385,806 $ 1,343,151 Less: Change in fair value of earnout liabilities 6,139 22,800 25,303 (7,849) Amortization of intangible assets 20,874 18,597 76,768 69,581 Transformation costs 1,879 5,388 13,083 18,355 Impairment loss on a long lived real estate asset held for sale — — 12,588 — Other** 317 1,477 625 (580) Adjusted non-GAAP selling and administrative expenses $ 332,203 $ 310,225 $ 1,257,439 $ 1,263,644 GAAP selling and administrative expenses*** 17.6% 17.3% 16.8% 15.4 % Adjusted non-GAAP selling and administrative expenses*** 16.2% 15.0% 15.2% 14.5% $ 8,247,180 $ 8,701,698 * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, (viii) gains and losses from the revaluation of warrant settlement liabilities, (ix) impairment losses on long lived real estate assets now held for sale, and (x) the tax effects of each of these items, as applicable ** “Other” includes certain executive recruitment and hiring related expenses and certain third-party data center service outage related expenses and recoveries, net *** As a percentage of IEI net sales Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) 34

Insight Proprietary & Confidential. Do Not Copy or Distribute. © 2026 Insight. All Rights Reserved. Twelve Months Ended December 31, US Dollars in $000s 2025 Adjusted Free Cash Flow: Net cash provided by operating activities $ 303,827 Less: Purchases of property and equipment 24,520 Adjusted non-GAAP free cash flow $ 279,307 Net cash used in investing activities $ (309,803) Net cash provided by financing activities $ 82,292 Adjusted Consolidated Net Earnings: GAAP consolidated net earnings $ 157,347 Amortization of intangible assets 76,768 Change in fair value of earnout liabilities 25,303 Net loss on revaluation of warrant settlement liabilities 25,069 Transformation costs 13,083 Impairment loss on a long-lived real estate asset 12,588 Severance and restructuring expenses 37,131 Acquisition and integration expenses 3,567 Other** 625 Income taxes on non-GAAP adjustments (36,377) Adjusted non-GAAP consolidated net earnings $ 315,104 Net cash provided by operating activities as % net earnings 193 % Adjusted free cash flow as % of adjusted net earnings 89% * The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, (viii) gains and losses from the revaluation of warrant settlement liabilities, (ix) impairment losses on long lived real estate assets now held for sale, and (x) the tax effects of each of these items, as applicable ** includes certain executive recruitment and hiring related expenses and certain third-party data center service outage related expenses and recoveries, net. Net recoveries related to third-party data center service outages were $0.2 million in 2025. Certain executive recruitment and hiring related expenses were $0.8 million in 2025. Reconciliation of GAAP to Non-GAAP Financial Measures* (continued) 35

Reconciliation of GAAP to Non-GAAP Financial Measures* *(continued)*

	Three Months Ended March 31,		Three Months Ended June 30,		Three Months Ended September 30,	
US Dollars in $000s	**2025**	**2024**	**2025**	**2024**	**2025**	**2024**
Adjusted Consolidated Earnings from Operations:						
GAAP consolidated EFO	$ 60,103	$ 99,986	$ 86,532	$ 131,073	$ 93,067	$ 92,851
Amortization of intangible assets	18,548	14,925	18,668	17,357	18,678	18,702
Change in fair value of earnout liabilities	15,200	941	164	(25,148)	3,800	(6,442)
Transformation costs	1,270	2,250	7,005	5,649	2,929	5,068
Impairment loss on a long-lived real estate asset	—	—	12,588	—	—	—
Severance and restructuring expenses	7,026	2,227	3,405	4,868	5,390	8,543
Acquisition and integration expenses	175	1,281	76	190	2,831	695
Other	30	140	525	(2,897)	(247)	700
Adjusted non-GAAP consolidated EFO	$ 102,352	$ 121,750	$ 128,963	$ 131,092	$ 126,448	$ 120,117
GAAP EFO as a percentage of net sales	2.9%	4.2%	4.1%	6.1%	4.6%	4.4%
Adjusted non-GAAP EFO as a percentage of net sales	4.9%	5.1%	6.2%	6.1%	6.3%	5.8%

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, (viii) gains and losses from the revaluation of warrant settlement liabilities, (ix) impairment losses on long lived real estate assets now held for sale, and (x) the tax effects of each of these items, as applicable

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Reconciliation of GAAP to Non-GAAP Financial Measures* *(continued)*

US Dollars in $000s, except per share data	Three Months Ended March 31, 2025	Three Months Ended March 31, 2024	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024
Adjusted Consolidated Net Earnings:						
GAAP consolidated net earnings	$ 7,514	$ 67,027	$ 46,932	$ 87,444	$ 50,947	$ 58,208
Amortization of intangible assets	18,548	14,925	18,668	17,357	18,678	18,702
Change in fair value of earnout liabilities	15,200	941	164	(25,148)	3,800	(6,442)
Net loss on revaluation of warrant settlement liabilities	25,069	—	—	—	—	—
Transformation costs	1,270	2,250	7,005	5,649	2,929	5,068
Impairment loss on a long-lived real estate asset	—	—	12,588	—	—	—
Severance and restructuring expenses	7,026	2,227	3,405	4,868	5,390	8,543
Acquisition and integration expenses	175	1,281	76	190	2,831	695
Other	30	140	525	(2,897)	(247)	700
Income taxes on non-GAAP adjustments	(7,007)	(5,439)	(10,780)	(734)	(7,572)	(8,505)
Adjusted non-GAAP consolidated net earnings	$ 67,825	$ 83,352	$ 78,583	$ 86,729	$ 76,756	$ 76,969

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, (viii) gains and losses from the revaluation of warrant settlement liabilities, (ix) impairment losses on long lived real estate assets now held for sale, and (x) the tax effects of each of these items, as applicable

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Reconciliation of GAAP to Non-GAAP Financial Measures* *(continued)*

US Dollars in $000s, except per share data	Three Months Ended March 31, 2025	Three Months Ended March 31, 2024	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024
Adjusted Diluted Earnings Per Share:						
GAAP diluted EPS	$ 0.22	$ 1.74	$ 1.46	$ 2.27	$ 1.62	$ 1.52
Amortization of intangible assets	0.53	0.39	0.58	0.45	0.59	0.49
Change in fair value of earnout liabilities	0.44	0.02	0.01	(0.65)	0.12	(0.17)
Net loss on revaluation of warrant settlement liabilities	0.72	—	—	—	—	—
Transformation costs	0.04	0.06	0.22	0.15	0.09	0.13
Impairment loss on a long-lived real estate asset	—	—	0.39	—	—	—
Severance and restructuring expenses	0.20	0.06	0.11	0.13	0.17	0.22
Acquisition and integration expenses	0.01	0.03	—	—	0.09	0.02
Other	—	0.01	0.01	(0.08)	(0.01)	0.02
Income taxes on non-GAAP adjustments	(0.20)	(0.14)	(0.33)	(0.02)	(0.24)	(0.22)
Impact of benefit from note hedge	0.10	0.20	—	0.21	—	0.18
Adjusted non-GAAP diluted EPS	$ 2.06	$ 2.37	$ 2.45	$ 2.46	$ 2.43	$ 2.19
Shares used in diluted EPS calculation	34,683	38,435	32,121	38,567	31,536	38,331
Impact of benefit from note hedge	(1,731)	(3,228)	—	(3,322)	—	(3,258)
Shares used in Adjusted non-GAAP diluted EPS calculation	32,952	35,207	32,121	35,245	31,536	35,073

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, (viii) gains and losses from the revaluation of warrant settlement liabilities, (ix) impairment losses on long lived real estate assets now held for sale, and (x) the tax effects of each of these items, as applicable

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Reconciliation of GAAP to Non-GAAP Financial Measures* *(continued)*

US Dollars in $000s, except per share data		2020		2021		2022		2023
Adjusted Consolidated Earnings from Operations:								
GAAP consolidated EFO	$	271,575	$	332,061	$	413,700	$	419,795
Amortization of intangible assets		37,535		32,045		32,892		36,231
Other		13,278		(1,634)		20,018		36,101
Adjusted non-GAAP consolidated EFO	$	322,388	$	362,472	$	466,610	$	492,127
GAAP EFO as a percentage of net sales		3.3%		3.5%		4.0%		4.6%
Adjusted non-GAAP EFO as a percentage of net sales		3.9%		3.8%		4.5%		5.4%
Adjusted Consolidated Net Earnings:								
GAAP consolidated net earnings	$	172,640	$	219,345	$	280,608	$	281,309
Amortization of intangible assets		37,535		32,045		32,892		36,231
Amortization of debt discount and issuance costs		11,585		12,124		—		—
Other		13,278		(1,634)		20,018		36,101
Income taxes on non-GAAP adjustments		(15,583)		(10,325)		(13,306)		(18,016)
Adjusted non-GAAP consolidated net earnings	$	219,455	$	251,555	$	320,212	$	335,625
Adjusted Diluted Earnings Per Share:								
GAAP diluted EPS	$	4.87	$	5.95	$	7.66	$	7.55
Amortization of intangible assets		1.06		0.87		0.90		0.97
Amortization of debt discount and issuance costs		0.33		0.33		—		—
Other		0.37		(0.04)		0.55		0.97
Income taxes on non-GAAP adjustments		(0.44)		(0.28)		(0.36)		(0.48)
Impact of benefit from note hedge		—		0.27		0.36		0.68
Adjusted non-GAAP diluted EPS	$	6.19	$	7.10	$	9.11	$	9.69
Shares used in diluted EPS calculation		35,444		36,863		36,620		37,241
Impact of benefit from note hedge		—		(1,453)		(1,466)		(2,619)
Shares used in Adjusted non-GAAP diluted EPS calculation		35,444		35,410		35,154		34,622

* The non-GAAP financial measures are referred to as "Adjusted". Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) certain third-party data center service outage related expenses and recoveries, (viii) gains and losses from the revaluation of warrant settlement liabilities, (ix) impairment losses on long lived real estate assets now held for sale, and (x) the tax effects of each of these items, as applicable

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Financial Results by Offering Category

US Dollars in $000s	FY 2023	Q1-24	Q2-24	Q3-24	Q4-24	FY 2024	Q1-25	Q2-25	Q3-25	Q4-25	FY 2025
Consolidated IEI by Offering Category:											
Hardware	$ 5,088,937	$ 1,134,727	$ 1,172,641	$ 1,137,518	$ 1,130,014	$ 4,574,900	$ 1,141,516	$ 1,191,031	$ 1,144,225	$ 1,153,345	$ 4,630,117
Software	2,542,451	829,228	553,794	536,261	521,457	2,440,740	566,284	474,259	433,547	426,801	1,900,891
Total Products	7,631,388	1,963,955	1,726,435	1,673,779	1,651,471	7,015,640	1,707,800	1,665,290	1,577,772	1,580,146	6,531,008
Agent Services	664,964	183,634	197,798	175,605	188,475	745,512	169,907	191,051	192,299	216,773	770,030
Insight Delivered Services	879,488	231,896	237,429	238,502	232,719	940,546	225,849	235,141	233,774	251,378	946,142
Total Services	1,544,452	415,530	435,227	414,107	421,194	1,686,058	395,756	426,192	426,073	468,151	1,716,172
Total Net Sales	$ 9,175,840	$ 2,379,485	$ 2,161,662	$ 2,087,886	$ 2,072,665	$ 8,701,698	$ 2,103,556	$ 2,091,482	$ 2,003,845	$ 2,048,297	$ 8,247,180
Hardware Cost	$ 4,466,711	$ 986,909	$ 1,021,148	$ 982,489	$ 978,207	$ 3,968,753	$ 994,519	$ 1,037,049	$ 996,360	$ 1,000,730	$ 4,028,658
Software Cost	2,392,467	784,675	515,122	503,782	487,483	2,291,062	537,307	443,728	408,961	397,669	1,787,665
Total Product Cost	6,859,178	1,771,584	1,536,270	1,486,271	1,465,690	6,259,815	1,531,826	1,480,777	1,405,321	1,398,399	5,816,323
Services Cost	647,137	166,973	172,027	169,530	167,337	675,867	165,253	168,378	164,329	171,470	669,430
Total Cost of Goods Sold	$ 7,506,315	$ 1,938,557	$ 1,708,297	$ 1,655,801	$ 1,633,027	$ 6,935,682	$ 1,697,079	$ 1,649,155	$ 1,569,650	$ 1,569,869	$ 6,485,753
Product Gross Profit	$ 772,210	$ 192,371	$ 190,165	$ 187,508	$ 185,781	$ 755,825	$ 175,974	$ 184,513	$ 172,451	$ 181,747	$ 714,685
Services Gross Profit	897,315	248,557	263,200	244,577	253,857	1,010,191	230,503	257,814	261,744	296,681	1,046,742
Total Gross Profit	$ 1,669,525	$ 440,928	$ 453,365	$ 432,085	$ 439,638	$ 1,766,016	$ 406,477	$ 442,327	$ 434,195	$ 478,428	$ 1,761,427
% of Total Net Sales:											
Hardware	55%	48%	54%	54%	55%	53%	54%	57%	57%	56%	56%
Software	28%	35%	26%	26%	25%	28%	27%	23%	22%	21%	23%
Total Products	83%	83%	80%	80%	80%	81%	81%	80%	79%	77%	79%
Agent Services	7%	8%	9%	8%	9%	9%	8%	9%	10%	11%	9%
Insight Delivered Services	10%	10%	11%	11%	11%	11%	11%	11%	12%	12%	11%
Total Services	17%	17%	20%	20%	20%	19%	19%	20%	21%	23%	21%
% of Total Services Net Sales:											
Agent Services	43%	44%	45%	42%	45%	44%	43%	45%	45%	46%	45%
Insight Delivered Services	57%	56%	55%	58%	55%	56%	57%	55%	55%	54%	55%

Note: Numbers may not foot or cross foot due to immaterial rounding

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